[***] TEXT OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST UNDER RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND 17 C.F.R. SECTION 200.80(b)(4)

                                                                 EXHIBIT 10.5

                         DISTRIBUTION SERVICE AGREEMENT

     This Distribution Service Agreement (the "AGREEMENT") is made and entered into as of the 1st day of January, 2005, by and between MAPCO EXPRESS, INC, a Delaware corporation (hereinafter referred to as "MAPCO") and McLANE COMPANY, INC. DBA McLANE GROCERY DISTRIBUTION, a Texas corporation (hereinafter referred to as "MCLANE").

                                    RECITALS

     WHEREAS, Mapco is in the business of operating retail convenience food stores; and

     WHEREAS, McLane is in the business of wholesale distribution of food and non-food/general merchandise products throughout the United States of America;

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, the parties hereto agree as follows:

                                   ARTICLE I

                               SCOPE OF AGREEMENT

     1.1 Mapco Stores. For purposes of this Agreement, the term "STORES" means the owned, operated or managed convenience food stores located in the United States of Mapco, or any affiliate of Mapco. Should Mapco, or any affiliate of Mapco, build new or otherwise acquire or operate additional stores after the date of this Agreement, such additional stores shall be included within the definition of stores and subject to the terms and conditions of this Agreement, except to the extent Mapco, with respect to acquired store(s), assumes an existing distribution agreement with another distributor to which such stores are subject at the time of Mapco's acquisition of such store(s); provided however, that in the event such assumption occurs, such acquired stores shall become subject to this Agreement upon the expiration or other termination of such existing distribution agreement, and no extension or renewal options contained therein shall be exercised; and provided further, that at the time of such acquisition Mapco will provide McLane with the opportunity to negotiate a buy-out of such other wholesale supply agreement(s) for such store(s).

     For purposes of this Agreement, an "AFFILIATE" of Mapco shall mean any person or entity directly or indirectly controlling, controlled by, or under common control with Mapco. Without limitation, an entity shall be deemed to control another if it owns or has the power to vote, directly or indirectly, more than 50% of the voting rights of such other entity.

     1.2 Franchisees and Licensees. During the term of this Agreement, McLane shall be the recommended supplier to any franchisees and licensees of Mapco, or any affiliate of Mapco, if any. It is understood Mapco can only recommend suppliers to franchisees and licensees and cannot require purchases by these entities from the recommended suppliers.

[*** CONFIDENTIAL TREATMENT REQUESTED]

     1.3 Purchase of Products and Services. During the term of this Agreement, Mapco and all affiliates of Mapco will purchase from McLane, and McLane will sell and deliver to Mapco and any affiliate of Mapco all of the stores' requirements of wholesale food and non-food/general merchandise products customarily supplied by convenience food wholesalers in accordance with the prices and other terms and conditions outlined in the Exhibits A, B and C attached hereto and incorporated herein for all purposes. Such products shall include all standard convenience food store items, including, but not limited to, the following (the "PRODUCTS"):

     (a) Groceries, including coffee, tea, cereal, canned meats, condiments, juice, baby food, canned and dry goods and eggs;

     (b) Deli foods, including meats and salads, breakfast foods, nachos and bulk sausage, franks, cheese and fish;

     (c)  Frozen foods, such as fruits, vegetables and juices;

     (d) Frozen fast foods, such as burritos, pizza, pizza pieces, frozen sandwiches, and salads;

     (e)  Candy, snacks and popcorn;

     (f) Cigarettes and tobacco products (other than "fourth tier" products not distributed by McLane);

     (g)  Cold packaged meats, lunch meats and cheeses;

     (h)  Shortening, breading and kitchen supplies;

     (i)  Prepaid phone cards and cellular phones;

     (j)  Post mix products including CO(2) Tanks;

     (k) Store supply items, i.e., wraps, fast food supplies (including napkins, individual condiments and cleaners);

     (l) Cooler items, i.e., cheese, biscuits, dips, cultured products, butter and margarine;

     (m)  Health and beauty aids, hosiery, and film and flash; and,

     (n) General merchandise items, including motor oil, other automotive products, housewares, hardware, electrical supplies, baby supplies, sunglasses, lighters, toys and pet supplies.


[*** CONFIDENTIAL TREATMENT REQUESTED]

McLane acknowledges that Mapco may use Liberty Wholesale Co., Inc. or a third-party distributor to supply items other than those customarily supplied by convenience food wholesalers, including without limitation close-outs, one-time special buys, non major brand fourth tier cigarettes, imported novelty times; provided, however, that Mapco shall first offer McLane the right to include any such product this Agreement.

     1.4 Cost of Products: All Products (whether purchased by McLane directly from a manufacturer or from another source), other than cigarettes, shall be billed at Cost (as herein defined), plus the applicable percentage markups for each UIN department or category as set forth on the Billing Plan attached hereto as Exhibits "A" and "C", plus any federal, state or local taxes prescribed by law. This total shall then be reduced by promotional deals and allowances granted by manufacturers specifically to retailers for the time period provided by the manufacturer during their buy period. For purposes of this Agreement, "COST" shall mean the manufacturer's current published or publicly quoted delivered list price based on the buying bracket in which McLane normally buys that Product for the McLane division or subsidiary servicing the respective store(s) at date of delivery of Products to such stores (notwithstanding the fact that a particular Product may have been purchased from a person or entity other than the manufacturer) without regard to any cash discounts or volume discounts or rebates allowed by the manufacturer to McLane, plus any applicable freight charges from the manufacturers' shipping point to the appropriate McLane division or subsidiary (including sort and segregate charges). Backhaul income generated by McLane using its own or another authorized carrier, at McLane's expense, shall be retained by McLane. McLane reserves the right to impute cash discounts of up to two percent (2%), or more if such higher discount is standard for that category of Product, or any portion thereof which is not allowed by the manufacturer to McLane, and to do so based upon Cost. For purposes of this Agreement, the term "MANUFACTURER" means the person or entity that manufactures or causes others to manufacture goods or products which are marketed under brands or labels controlled by such person or entity, or any affiliate of such person or entity.

     Cigarettes shall be billed in accordance with Exhibit B.

     1.5 Core Item Mix. The stores' product mix will be developed using the currently existing items in each McLane division inventory mix, including store use items; provided, however, that McLane agrees to stock Mapco's proprietary or other specialty items. Mapco agrees to review the stores' product mix each quarter and replace slow moving items with an item reflecting greater unit sales within the McLane division. Slow moving items are defined as those items within each respective McLane division which do not meet the following McLane annual inventory category days sales in inventory standards, which standards may be changed by McLane from time to time for all customers of such McLane division upon no less than 60 days prior notice to Mapco:

     Category            Days Sales In Inventory
     --------            -----------------------
     Cigarettes                  [* * *]


[* * *] CONFIDENTIAL TREATMENT REQUESTED

Confection                     [***]
Snacks                         [***]
Perishable (meats/cheese)      [***]
Frozen                         [***]
Grocery Standard               [***]
Retail Beverages               [***]
Supplies (cups/lids)           [***]
Health & Beauty Care           [***]
General Merchandise            [***]
Other Tobacco Products         [***]

If the slow-moving item is a proprietary item of Mapco or other specialty item stocked by McLane at Mapco's request, Mapco shall purchase from McLane all such slow-moving items within thirty (30) days after the end of the month in which such item should be replaced at a cost equal to the [***] for such item plus all [***]. Furthermore, upon expiration/termination of this Agreement, all such Mapco proprietary/specialty items shall be purchased by Mapco from McLane at a cost determined in accordance with the immediately preceding sentence.

It is understood and agreed that McLane shall make available at each McLane division one national brand of bottled water and the best selling regional brand of bottled water at the respective McLane division. If any store desires a different brand of bottled water, it shall be entitled to purchase it from another vendor.

                                   ARTICLE II

                                SUPPLY SERVICES

     2.1 Product Delivery. McLane, by and through its divisions and/or subsidiaries, shall supply and deliver those Products described hereinabove which are ordered by the stores on a weekly basis except as otherwise agreed to in writing by the parties. In servicing the stores, McLane shall utilize a [***] schedule. However, it is understood that some store locations, due to limited hours of operations or local governmental restrictions may be unable to accommodate this preference. In such instances, the parties hereto will attempt to achieve the most flexible delivery window possible considering the aforementioned restrictions, if any.

     Each store shall order and McLane shall deliver Products to each store once per week and the stores must accept these deliveries. Mapco may request that McLane commence delivering Products twice per week at any time during the term of this Agreement to any store that made average purchases of Products of at least [***] per week during the immediately preceding two (2) month period. McLane shall grant such requests provided (a) McLane has other deliveries scheduled in the general area in which the store is located, (b) McLane is able to deliver to such store during the delivery hours set forth above, and (c) the store places balanced orders consisting of

[***] CONFIDENTIAL TREATMENT REQUESTED
all categories of Products for both deliveries. McLane shall act on granted requests during McLane's Spring and Fall re-routing processes. McLane shall continue any twice per week deliveries granted by it until such time as the store ceases purchasing, on average, at least [***] of Products per week during any two (2) month period. The [***] per week amount specified above shall be adjusted (i) with respect to non-cigarette purchases, on each anniversary date of this Agreement in a manner to reflect the latest annual change in the U.S. Department of Labor, Bureau of Labor Statistics Producer Price Index, Series
Id: WPUSOP3110, Not Seasonally Adjusted, ("PPI"), and (ii) with respect to cigarette purchases, on the first day of the McLane fiscal accounting period immediately succeeding a manufacturer's price increase on cigarettes and/or a federal, state, local or other tax increase on cigarettes in a manner to reflect the actual increase in taxes or the price of cigarettes to McLane. If the PPI is no longer published, then another similar index generally recognized as authoritative shall be substituted.

     2.2 Other Customers of McLane. This Agreement shall in no way act to foreclose McLane from supplying and delivering products or services to any other customer or entity.

     2.3 Item Maintenance and Store Traits. Mapco agrees to perform store and item maintenance using McLane provided Quasar, StarGazer and Document Direct software via the Internet, or any future software products McLane may make available in the future at no additional charge, or provide this information to McLane in a format mutually agreed between Mapco and McLane.

     2.4 Account Management. McLane shall provide [***] full-time account representatives to be located in [***], in order to facilitate the ordering and distribution processes under this Agreement and to implement new programs across all of McLane's divisions servicing Mapco. The account representatives shall serve as the primary points of contact for Mapco. Additionally, McLane will reimburse Mapco up to [***] for payroll costs incurred by Mapco for [***] field representatives to be hired by Mapco to coordinate the services to be performed by McLane's account representatives.

     2.5 Cigarette Clean Up. McLane will reimburse Mapco up to a maximum of [***] for damaged, overstocked or discontinued cigarettes in the Mapco stores at the beginning of this Agreement that are removed from the stores by McLane at the request of Mapco.

                                  ARTICLE III

                                 PAYMENT TERMS

     3.1 Payment Terms for Products Purchases. Mapco shall cause payment to be made by ACH Credit (or ACH Debit if approved by McLane) or wire transfer to McLane for all Products purchased by the stores not later than 12:00 Noon, Central Standard Time or if applicable, Central Daylight Savings Time, [***] days from statement date. Such payments shall be in the full amount of the statement to which they relate. Any amounts not paid when due shall bear interest at

[***] CONFIDENTIAL TREATMENT REQUESTED
the lesser of (i) eighteen percent (18%) per annum, or (ii) the maximum rate allowed by applicable law. McLane shall be entitled to offset any or all rebates or other amounts due Mapco against any amounts due and owing McLane pursuant to this Agreement, including any accrued interest thereon.

     3.2  Confirmation. MAPCO shall have the right at any time during the term
          ------------
of this Agreement (and upon termination of this Agreement) to nominate an independent certified public accountant, reasonably acceptable to McLane, who shall have access to McLane's records during reasonable business hours for the purpose of verifying the payments due by MAPCO under this Agreement; provided, however, that MAPCO may not exercise this right more than once in any calendar year. Such independent certified public accountant shall disclose to MAPCO information limited only to the accuracy of the payments made in accordance with this Agreement. The expense of such independent certified public accountant shall be paid by MAPCO unless verification indicates that MAPCO has overpaid McLane by [***] or more, in which case such expenses shall be paid by McLane.

                                   ARTICLE IV

                              TERM AND TERMINATION

     4.1  Term. This Agreement shall commence on the Effective Date and,
          ----
unless earlier terminated in accordance with terms of this Agreement, or by mutual consent of the parties, will continue thereafter until December 31, 2007; provided, however, that Mapco shall be entitled to extend the term of this Agreement for an additional two (2) year period through December 31, 2009 by delivering to McLane written notice of its exercise of such extension right on or before October 1, 2007. In the event Mapco exercises such extension right all terms and conditions of this Agreement would apply during the extended term except that the Signing Bonus for the two year extension term would be [***] which would be paid on or before [***] and would be amortized over the two year extension term using the straight-line method of amortization in accordance with generally accepted accounting principles. Upon termination of this Agreement, McLane and Mapco will each fulfill their respective obligations hereunder with respect to all orders that have been placed by the stores and/or delivered by McLane prior to the effective date of such termination.

     4.2  Effective Date. The "Effective Date" of this Agreement shall be
          --------------
as of January 1, 2005.

     4.3  Termination Due to Payment Default by Mapco. In the event Mapco fails
          -------------------------------------------
to make payments for any Products or services purchased by the stores from McLane at such time as payment is required to be made by this Agreement ("PAYMENT DEFAULT"), McLane will have the immediate right to suspend performance of its obligations under this Agreement until such time as the Payment Default is cured. If a Payment Default is not cured within 24 hours after Mapco receives notice of such default from McLane, then McLane may terminate this Agreement at any

[***] CONFIDENTIAL TREATMENT REQUESTED
time while such Payment Default continues. However, nothing in this Agreement shall constitute a waiver of McLane's remedies under applicable law.

     4.4  Termination Remedies to Both Parties.
          ------------------------------------
      (a) Either party may immediately terminate this Agreement or suspend its performance under this Agreement at such party's sole discretion without notice upon: (i) the institution by or against the other party to this Agreement of insolvency, bankruptcy or similar proceedings;
          (ii) any assignment or attempted assignment for the benefit of creditors by the other party; (iii) any appointment, or application for such appointment, of a receiver for the other party; (iv) the other party becoming insolvent or unable to pay its debts as they come due; (v) an involuntary lien being filed or levied against, or foreclosure or seizure of materially all or a significant portion of, the other party's assets, including, without limitation, inventory, by a creditor, lienholder, lessor, governmental authority or other person, which has not been removed within ten (10) days; (vi) the other party's material falsification of any records or reports required hereunder; or (vii) a material adverse change in the other party's financial condition or results of operations.

      (b) Either party may terminate this Agreement in the event of other party's breach of, or failure to comply with, any material term or provision of this Agreement and the continuance of such breach or failure for thirty (30) days after such party has received written notice of such breach or failure from the other party; provided, however that this Section 4.4(b) shall not apply to a Payment Default.

     4.5  Repayment of Unamortized Amounts. Upon any termination of this
          --------------------------------
Agreement (i) Mapco shall immediately pay to McLane the unamortized portion of any amounts paid to Mapco pursuant to Section 4.1, Section 5.1 or Section 5.2 hereof; (ii) McLane shall immediately pay to Mapco any unpaid amounts that have been earned by Mapco and are then payable and due pursuant to Article V or Exhibit B of this Agreement.

                                   ARTICLE V

                                  COMPENSATION

     5.1 Signing Bonus. Upon the execution of this Agreement, McLane agrees to
         -------------
pay Mapco a signing bonus (the "SIGNING BONUS") of [***] for the [***]. Such amount shall be amortized over the January 1, 2005 through December 31, 2007 period using the straight-line method of amortization in accordance with the generally accepted accounting principles.

     If Mapco acquires any stores from a non-affiliated entity, Mapco shall notify McLane of such acquisition(s) and with respect to each such acquired store(s) McLane will pay to Mapco,

[***] CONFIDENTIAL TREATMENT REQUESTED
within ten (10) business days after receipt of such notification, [***] multiplied by the number of months from the date of such acquisition through December 31, 2007. All such amounts shall be amortized over such date of acquisition through December 31, 2007 period using the straight-line method of amortization in accordance with the generally accepted accounting principles.

     5.2  Service Allowance.  Subject to the terms and conditions of Section
6.16 hereof, McLane agrees to pay Mapco the amount of [***] (the "Service Allowance") (i) within ten (10) business days after the Effective Date of this Agreement, and (ii) provided this Agreement has not been terminated and such store has not been sold, closed or otherwise ceased operation, within ten (10) business days after each anniversary date of this Agreement. The Service Allowance shall grant to McLane the right to be the exclusive wholesaler for the sale and delivery of the Products specified in Section 1.3 and shall be amortized over the twelve-month period immediately suceeding its payment applying the straight-line method of amortization in accordance with generally accepted accounting principles.

     In the event that Mapco or any affiliate of Mapco should build, purchase or acquire any new store(s) during the term of this Agreement, Mapco shall notify McLane of such built, purchased or acquired stores and McLane shall pay to Mapco [***] multiplied by the number of months remaining until the next anniversary date of this Agreement after the opening, purchase or acquisition of such store by Mapco or any affiliate of Mapco (except in the case of a store subject to a conflicting agreement with a third party as provided in Section 1.1 of this Agreement, in which case such payment shall be due only with respect to months during which such store subject to this Agreement). Such amount shall be paid simultaneously with the payment of the Service Allowance payment due on the anniversary date of this Agreement immediately following such opening, purchase, or acquisition (or, if sooner, upon the expiration of this Agreement).

     In the event Mapco or any affiliate of Mapco should sell, close or otherwise cease operation of any stores subject to this Agreement, Mapco shall promptly notify McLane of such sales, closures, or cessation of operation. For each such store which is sold, closed or has ceased operation, Mapco shall refund to McLane on the anniversary date of this Agreement immediately succeeding such sale, closure or cessation of operation, [***] multiplied by the number of months from the date of such sale, closure or cessation of operation through such anniversary date (or, if sooner, upon the expiration of this Agreement).

     5.3  Marketing Allowance.  Subject to the terms and conditions of Section
6.16 hereof, within ten (10) business days after the end of each McLane accounting quarter during the term of this Agreement McLane agrees to pay Mapco a marketing allowance (the "Marketing Allowance") in the amount of [***], in operation and subject to this Agreement during such quarter, such amount to be prorated for stores that were not in operation and subject to this Agreement for the entire quarter.


[***] CONFIDENTIAL TREATMENT REQUESTED

                                   ARTICLE VI

                                 MISCELLANEOUS

     6.1 Organization, Good Standing, Etc. Mapco hereby represents and warrants to McLane that it and any of its affiliates operating stores subject to this Agreement are duly organized, validly existing and in good standing under the laws of the state of their respective formation and have all requisite power and authority, and all material licenses, permits and certificates to own and operate their respective properties and assets and to carry on their respective businesses. Mapco further represents and warrants that it and any affiliate is duly qualified to do business and is in good standing as a foreign corporation or other entity in each other jurisdiction in which the ownership or operation of its properties or assets or the nature of its business requires such qualification. Mapco further represents and warrants that execution of this Agreement has been duly and validly authorized and that the persons executing this Agreement have all power and authority to bind Mapco to all terms and conditions of this Agreement.

     6.2 Assignment. This Agreement shall be binding upon, and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but may not be assigned by any party hereto without the prior written consent of the other party; provided, however, that this Agreement may be assigned by MAPCO to any entity acquiring all or substantially all of the business or assets of MAPCO, including all or substantially all of the stores then-currently subject to this Agreement.

     6.3 Notices. Any notice, request, consent, waiver or other communication required or permitted hereunder shall be effective only if it is in writing and delivered personally or sent, by telecopy, facsimile transmission, a nationally recognized overnight delivery service, or registered or certified mail, postage prepaid, to the other party at the following address (or to such other address as the parties shall provide to the other in writing):

     If to MAPCO:


     Vice President, Marketing
     MAPCO Express, Inc.
     830 Crescent Centre Drive, Suite 300
     Franklin, TN 37067
     Facsimile: (615) 224-9345


     With a copy (which shall not constitute notice) to:


     Fulbright & Jaworski L.L.P.
     666 Fifth Avenue
     New York, NY 10103
     Attention: Mara Rogers, Esq.
     Facsimile: (212) 318-3400


[*** CONFIDENTIAL TREATMENT REQUESTED]

     If to McLane:

     President
     McLane Grocery Distribution
     P.O. Box 6115
     Temple, Texas 76503-6115
     Facsimile: (254) 771-7509

     With a Copy to:

     General Counsel
     McLane Company, Inc.
     P.O. Box 6115
     Temple, Texas 76503-6115
     Facsimile: (254) 771-7515

     All such notices, requests, consents, waivers or other communications shall be deemed to have been given and received on the date of delivery or on the third business day after mailing thereof in accordance with this Section 6.3.

     6.4 Confidentiality. McLane and Mapco each agree that all information communicated to it or any of its affiliates by the other, whether before or after the Effective Date, will be and was received in strict confidence, will be used only for purposes of this Agreement and that no such information, including without limitation the provisions of this Agreement, will be disclosed by the recipient party, its agents or employees without the prior written consent of the other party, except as may be necessary by reason of legal, accounting or regulatory requirements beyond the reasonable control of the recipient party; provided, however, that McLane is authorized to submit store and item level Product purchase data to the Product manufacturers. The provision of this
Section 6.4 will survive termination, for any reason, of this Agreement.

     6.5 Reporting. Upon request, Mapco shall furnish McLane with its most recent quarterly financial statements prepared in accordance with generally accepted accounting principles. Additionally, within one hundred twenty (120) days after the end of Mapco's fiscal accounting year, Mapco shall provide McLane with its annual audited financial statements. Such financial statements shall be furnished to Credit Department, McLane Company, Inc., P. O. Box 6115, Temple, Texas 76503-6115.

     6.6 Publicity. Neither McLane nor Mapco nor any affiliate of Mapco will issue or make, or cause to have issued or made, any media release or announcement concerning this Agreement or the transactions contemplated hereby without the prior approval of the other party, except as may be necessary by reason of legal, accounting or regulatory requirements beyond the reasonable control of such party.


[*** CONFIDENTIAL TREATMENT REQUESTED]

     6.7 Counterparts. This Agreement may be executed in one or more counterparts for the convenience of the parties hereto; all of which together shall constitute one and the same instrument.

     6.8 Severability. If any provision of this Agreement is declared or found to be illegal, unenforceable or void by a court of competent jurisdiction, then both parties will be relieved of all obligations arising under such provision, but only to the extent that such provision is illegal, unenforceable or void, it being the intent and agreement of the parties that this Agreement will be deemed amended by modifying such provision to the extent necessary to make it legal and enforceable. If the remainder of this Agreement is not affected by such declaration or finding, then each provision not so affected will be enforced to the extent permitted by law.

     6.9  Entire Agreement.

     The parties agree that this Agreement sets forth their entire Agreement and there are no promises or understandings other than those stated herein. All previous agreements between the parties in effect on the Effective Date of this Agreement including, without limitation, that one certain agreement dated January 1, 2002, are hereby terminated as of such Effective Date.

Each party hereby releases, acquits, and forever discharges the other party and its past and current agents, attorneys, employees, servants, officers, directors, principals, successors, assigns, parents, subsidiaries, affiliates, insurers, and all persons, natural or corporate, in privity with them or any of them, from any and all claims or causes of action of any kind whatsoever, at common law, statutory, or otherwise (a) that such party has or may have, known or unknown, now existing or that may arise hereafter, directly or indirectly attributable to any prior agreement or dealings between the parties, except for any amounts having arisen in the ordinary course of the parties' transactions pursuant to that certain Distribution Service Agreement dated as of January 1, 2002 and owing by one party to the other as of the Effective Date of this Agreement, and (b) all other claims of any kind that such party may have against the other party arising out of or attributable to acts or omissions occurring prior to the Effective Date of this Agreement.

Each party shall indemnify, save, and hold harmless the other party from any and all claims or causes of action whatsoever, at common law, statutory, or otherwise, brought by, under, or through such party relating to the claims released by such party in this Section 6.9.

Each party represents and warrants to the party that (i) it is the owner in full of all the claims and causes of action released by such party in this
Section 6.9, (ii) no person, firm or business owns all or any part of the claims and causes of action released by such party in this Section 6.9,
(iii) no representatives or statements by the other party, their attorneys, or other agents or representatives or anyone acting on their behalf, other than the representations and statements contained in this Agreement, have influenced such party in making or have induced such party to make the recitals, promises, and releases contained in this Section 6.9, (iv) if the facts with respect to the releases contained in this Section 6.9 are found hereafter to be different from the facts now believed by such party to be true, such party expressly accepts and assumes


[*** CONFIDENTIAL TREATMENT REQUESTED]
the risk of such possible differences in facts and hereby agrees that the releases and indemnities contained in this Section 6.9 will remain in effect notwithstanding such differences in facts.

     6.10 LIMITATION OF LIABILITY. NOTWITHSTANDING ANY PROVISION OR REFERENCE IN THIS AGREEMENT TO THE CONTRARY, IN NO EVENT SHALL MCLANE OR MAPCO BE LIABLE TO THE OTHER PARTY FOR ANY CONSEQUENTIAL, SPECIAL, EXEMPLARY, INCIDENTAL OR PUNITIVE DAMAGES, INCLUDING LOST PROFITS OR BUSINESS OPPORTUNITIES, OR, LOSSES ATTRIBUTABLE TO OR ARISING FROM OVERHEAD ALLOCATIONS OR GENERAL AND ADMINISTRATIVE COSTS AND EXPENSES, OR FOR THE ACT OR OMISSIONS OF MAPCO OR MCLANE, AS THE CASE MAY BE.

     6.11 CONTROLLING LAW. THE PARTIES AGREE THAT ALL DISPUTES IN ANY WAY RELATING TO, ARISING UNDER, CONNECTED WITH, OR INCIDENT TO THIS AGREEMENT, AND OVER WHICH THE FEDERAL COURTS HAVE SUBJECT MATTER JURISDICTION, SHALL
BE LITIGATED, IF AT ALL, EXCLUSIVELY IN THE UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF TEXAS, WACO DIVISION, AND IF NECESSARY, THE CORRESPONDING APPELLATE COURTS. THE PARTIES FURTHER AGREE THAT ALL DISPUTES IN ANY WAY RELATING TO, ARISING UNDER, CONNECTED WITH, OR INCIDENT TO THIS AGREEMENT, AND OVER WHICH THE FEDERAL COURTS DO NOT HAVE SUBJECT MATTER JURISDICTION, SHALL BE LITIGATED, IF AT ALL, EXCLUSIVELY IN THE COURTS OF THE STATES OF TEXAS, IN BELL COUNTY, AND, IF NECESSARY, THE CORRESPONDING APPELLATE COURTS. THE PARTIES ALSO AGREE THAT TEXAS LAW EXCLUDING ITS LAWS RELATING TO CONFLICTS IN LAW, SHALL GOVERN ALL TERMS OF THIS AGREEMENT, INCLUDING THIS PARAGRAPH. THE PARTIES EXPRESSLY SUBMIT THEMSELVES TO THE PERSONAL JURISDICTION OF THE STATE OF TEXAS.

     6.12 Authority to Bind. Each person executing this Agreement warrants that he or she has full and legal authority to execute this Agreement for and on behalf of the respective party for which he/she is executing this Agreement and to bind such party.

     6.13 Force Majeure. Neither party shall be liable to the other party for any failure or delay in performance of its obligations under this Agreement (other that obligations to pay money when due) because of circumstances beyond its control including, but not limited to, acts of God, flood, fire, riot, accident, strikes, or work stoppages for any reason, embargo, inability to obtain phone lines, government action (including enactment of any laws, ordinances, regulations of the like which restrict or prohibit the providing of the services contemplated by this Agreement) and other causes beyond its control whether or not of the same class or kind as specifically named above. If either party is unable to perform its obligations hereunder (other than obligations to pay money when due) for any of the reasons described in this Section 6.13, the obligations of such party shall be suspended for the duration, and only to the extent of, such force majeure event, provided that the affected party shall notify the other party of its inability to


[*** CONFIDENTIAL TREATMENT REQUESTED]
so perform within five (5) business days of the occurrence of the force majeure event, the steps it plans to take to rectify or mitigate such inability and the anticipated length of such inability.

     6.14 Material Change in Circumstances. At any time after the Effective Date, either party shall have the right to send a notice to the other party requesting renegotiation of this Agreement (a "CHANGE NOTICE") in the event of a significant change in circumstances which affect product or delivery cost with respect to the Products and services to be provided by McLane to Mapco pursuant to this Agreement or which affect the overall economics of such party's business; provided, however, that a party shall not be entitled to send more than one (1) Change Notice during any January - December twelve month period of this Agreement. The Change Notice shall describe in detail the change in circumstances, the effects thereof on the party sending the Change Notice, and the modifications to this Agreement being requested as a result thereof. Examples of material change would include, without limitation, store count change of 20% or more, purchase volume change of 20% or more, change in mix of Products purchased as a result of changes in the legislative arena, change in merchandising philosophy that results in volume changes of 20% or more in key categories such as, without limitation, candy, tobacco, cigarettes or drinks or actual purchase volume materially different than that provided by Mapco to McLane and used by McLane in determining the product pricing set forth in this Agreement. This Agreement shall continue unchanged until the parties agree on any change(s) to be made. If the parties cannot reach agreement as to requested change(s) within (60) days after a Change Notice is sent, Mapco and McLane agree to be bound by the mutual decision reached in a meeting between Mapco's President and McLane's President, or if no agreement can be reached, the party sending the Change Notice shall be entitled to terminate this Agreement by giving the other party written notice of termination within thirty (30) days after the date of such meeting, such termination to be effective ninety (90) days after the date of such notice.

     6.15 Critical Vendor. Mapco shall use all best efforts to take all necessary or required steps (including, without limitation, including McLane in first day notices and motions) to have McLane designated as a "critical vendor" entitled to payment in full for all prepetition deliveries of Products in any bankruptcy proceedings in which Mapco or any of its affiliates is the debtor.

     6.16 Entitlement to Incentives. Anything to the contrary in this Agreement notwithstanding, it shall be an express condition precedent for Mapco to earn, and/or be entitled to payment or provision by McLane of, any allowances, rebates, discounts, incentives, price protections or other payments (including, without limitation, any of the same set forth in Article V or Exhibit B hereof) that (i) Mapco is in compliance in all material respects with the terms and conditions of this Agreement (including, without limitation, the payment terms set forth in Article III hereof) on the date such payment/benefit is due by McLane, and (ii) all Product purchases to which such payments/benefits relate have been indefeasibly paid for in full by Mapco to McLane.

     6.17 Amendments. No modification, alternation, addition, or change in the terms of this Agreement (including without limitation any agreement pursuant to Section 2.1 of this Agreement and any amendment or waiver of this Section 6.15) shall be binding on either party hereto unless in writing and signed by the duly authorized representatives of each party, which in the case of


[*** CONFIDENTIAL TREATMENT REQUESTED]

MAPCO shall be two officers, at least one of whom shall be the Vice President of Marketing, Chief Operating Officer or President.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement, as of the date first written above.


                                       MAPCO EXPRESS, INC.

                                       BY: /s/ Uzi Yemin
                                           -------------------------------------
                                       PRINTED NAME: Uzi Yemin
                                                     ---------------------------
                                       TITLE: President & CEO
                                              ----------------------------------


                                       BY: /s/ Paul Pierce
                                           -------------------------------------
                                       PRINTED NAME: Paul Pierce
                                                     ---------------------------
                                       TITLE: VP of Marketing
                                              ----------------------------------


                                       McLANE COMPANY, INC., DBA
                                       McLANE GROCERY DISTRIBUTION

                                       BY: /s/ Peter Leavitt
                                           -------------------------------------
                                       PRINTED NAME: Peter Leavitt
                                                     ---------------------------
                                       TITLE: V.P. Sales - Convenience
                                              ----------------------------------


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                                      -14-

                                  EXHIBIT "A"
                  BILLING COMPONENTS AND TERMS AND CONDITIONS

Grocery                              Exhibit "C"

Cigarettes                           Exhibit "B"

Label Fee                            [***] Single Sell/[***] Full Case/[***] GMP

Quasar/Stargazer Maintenance by McLane    [***] (waived if Mapco maintains a
                                          minimum of 75% of its authorizations
                                          and retails during most current 90 day
                                          period)

Out-of-Date non-cigarette returns    [***]

In-date cigarette returns            [***]

Out-of-date cigarette returns        [***]

*    Tote box net deposit=[***]

*    CO2 deposit=[***]/20 lb. Container

FUEL PRICE SURCHARGE/CREDIT

     During each McLane accounting period during the term of this Agreement, McLane will determine if a fuel price surcharge/credit is applicable. A surcharge will be applicable if at the end of the first week of such period the average fuel cost for the preceding four week period as posted on the EIA Report on Highway Diesel Prices Website, or such other comparable report if the EIA Report is no longer published (the "EIA REPORT"), is above $1.601 per gallon. Conversely, a credit will be applicable if at the end of the first week of such period the average fuel cost for the preceding four week period as posted on the EIA Report is less than $1.2971 per gallon. The per gallon amounts of $1.60 and $1.30 represents a range of $0.15 above and below the $1.45 average fuel cost on the EIA Report for the years 2001, 2002 and 2003 ("BASE RANGE"). No fuel surcharge or credits will be calculated if the average fuel cost during the preceding four week period as posted on the EIA Report is within the Base Range.

     Any surcharge/credit will be effective from the beginning of the third week in the McLane accounting period in which such surcharge credit determination is made through the end of the second week of the immediately succeeding McLane accounting period. Various fuel surcharges and credits have been calculated and are set out in the table below based on a fuel cost range of $0.06 per incremental change in the surcharge or credit.

ASSUMPTIONS:

     Average MPG - McLane Tractor          6.0
     Average Miles Between each Stop      36.0

[***] CONFIDENTIAL TREATMENT REQUESTED

                                              Cents per Mile Cost      Increment Over Base   Incremental Cost per Stop
                           Fuel Cost Range         (Fuel)                 Cost (Cents)        (Fuel Surcharge/Credit)
-----------------------------------------------------------------------------------------------------------------------------
Credit Calculation          0.931    0.991                  0.155                  -0.0813                      $(2.93)
Credit Calculation          0.992    1.052                  0.165                  -0.0712                      $(2.56)
Credit Calculation          1.053    1.113                  0.176                  -0.0610                      $(2.20)
Credit Calculation          1.114    1.174                  0.186                  -0.0508                      $(1.83)
Credit Calculation          1.175    1.235                  0.196                  -0.0407                      $(1.46)
Credit Calculation          1.236    1.299                  0.206                  -0.0305                      $(1.10)
-----------------------------------------------------------------------------------------------------------------------------
   BASE RANGE                1.30     1.60              BASE RANGE CENTS PER MILE               0.237
-----------------------------------------------------------------------------------------------------------------------------
Surcharge Calculation       1.601    1.662                  0.267                   0.0305                      $ 1.10
Surcharge Calculation       1.663    1.723                  0.277                   0.0407                      $ 1.46
Surcharge Calculation       1.724    1.784                  0.287                   0.0508                      $ 1.83
Surcharge Calculation       1.785    1.845                  0.298                   0.0610                      $ 2.20
Surcharge Calculation       1.846    1.906                  0.308                   0.0712                      $ 2.56
Surcharge Calculation       1.907    1.967                  0.318                   0.0813                      $ 2.93
-----------------------------------------------------------------------------------------------------------------------------
                                                                                               The Fuel Credit is the
                                                                                              decrease from base costs
                                                                                                (cents) multiplied by
                                                                                                  the average miles
                                                                                                  between each stop.
FORMULA FOR EACH                            The lower Fuel Cost
COLUMN:                      $.06 range     Range number divided         The Base Range
                                            by 6 mpg (the average        Cents per Mile
                                               mpg per McLane            minus the Cents
                                                 Tractor).                per Mile Cost.
                                                                                              The Fuel Surcharge is the
                                                                                              increase over base costs
                                                                                              (cents) multiplied by the
                                                                                                average miles between
                                                                                                      each stop.
-----------------------------------------------------------------------------------------------------------------------------



* [***] per store average minimum GMP purchase for Full Service GMP program indexed annually for inflation. Fee of [***], indexed annually for inflation.

* [***] per store average minimum GMP purchase for Limited Service GMP program indexed annually for inflation. Fee of [***], indexed annually for inflation.





[***]  CONFIDENTIAL TREATMENT REQUESTED

                                  EXHIBIT "B"
                               CIGARETTE PRICING

All cigarettes (i) for stores located in Tennessee, Virginia, Alabama, Georgia and Kentucky shall be billed at the then current manufacturer list price plus
(a) [***] with respect to all cigarettes manufactured by Philip Morris or any of its respective affiliates, or the Brown & Williamson business unit of Reynolds American, except as provided otherwise in (c) below, (b) [***] on all cigarettes manufactured by Reynolds American or any of its affiliates, except as provided otherwise in (a) above or (c) or (d) below, (c) [***] on Misty, GPC, Viceroy and any other similarly priced cigarettes previously manufactured by Brown & Williamson, or any of its affiliates (including certain Pall Mall cigarettes),
(d) [***] on Forsythe cigarettes, (e) [***] on all cigarettes manufactured by Lorillard Tobacco Company or any of its affiliates, or (f) [***] per carton with respect to cigarettes not described in (a), (b), (c), (d) or (e) above, and (ii) for stores located in Mississippi, Louisiana or Arkansas, [***] plus, in all cases, all then applicable taxes and fair trade mark-ups. The per carton mark-ups described in (i) or (ii) above will be proportionately increased/decreased in the event of any post-January 1, 2005 increases/decreases in the amounts payable to and/or discounts available to McLane from the cigarette manufacturers related to the purchase of cigarettes from such manufacturers by McLane. The per carton rebates described below will be paid within ten (10) business days after the end of each McLane fiscal accounting period.

STATE          PREMIUM        GENERIC        SUBGENERIC
----------     -------        -------        ----------
ALABAMA        [***]          [***]          [***]
GEORGIA        [***]          [***]          [***]
KENTUCKY       [***]          [***]          [***]
TENNESSEE      [***]          [***]          [***]
VIRGINIA       [***]          [***]          [***]

No rebates will be paid on purchases by Mapco of cigarettes manufactured by the following manufacturers or any other manufacturers that do not offer satisfactory rebate/promotional programs to McLane:

Imperial Tobacco
KingMaker
Kretek
Nat Sherman
Premier
Sante Fe Natural
Tobacco Exports
S&M Brands, Inc.

Subject to the terms and conditions of Section 6.16 of this Agreement, McLane shall provide Mapco [***] by the manufacturer on future price increases on cigarettes.

[***] CONFIDENTIAL TREATMENT REQUESTED

                    BILLING PLAN MARK-UPS BY UIN DEPARTMENT
                                  EXHIBIT "C"

UIN DEPT            UIN DEPARTMENT DESCRIPTION         MARK-UP ON COST
CIGARETTES          SEE EXHIBIT "B"
GROCERY
----------          --------------------------         ---------------
20601               GROCERY                                 [***]
20602               SOFT/SPORTS DRINKS                      [***]
20603               FOUNTAIN SYRUPS FIGAL/BIB               [***]
20604               JUICES                                  [***]
20605               DRINK POWDER/LIQ. FOUNTAIN              [***]
20606               COOKIES/CRACKERS                        [***]
20608               NUTS/SNACKS                             [***]
20610               AUTOMOTIVE/MOTOR OIL                    [***]
20611               NACHO CHIPS                             [***]
20612               COFFEE VENDING                          [***]
20614               BULK POPCORN/SUPPLIES                   [***]
20618               GROCERY (NORMAL GMP)                    [***]
20620               DISPOSABLE LIGHTERS                     [***]
20721               CUPS & LIDS                             [***]
20722               STORE SUPPLIES/RACKS                    [***]
20723               BAGS (PAPER, PLASTIC)                   [***]
20925               CANDY FULL CASE                         [***]
20926               CANDY/BAG                               [***]
21030               CANDY/COUNT GOODS                       [***]
21235               SMOKELESS TOBACCO/SNUFF                 [***]
21338               TOBACCO CHEWING/SMOKING                 [***]
21339               CIGARETTE PAPERS/SMOKING ACCESS         [***]
21442               TOBACCO CIGARS                          [***]
21545               FROZEN FOOD RETAIL                      [***]
21546               FROZEN FOOD BULK/P.PACK                 [***]
21547               DELI MEAT/BULK/PPKFROZEN                [***]
21548               BAKERY FROZEN                           [***]
21649               FROZEN FAST FOOD MISC/DESSERTS          [***]
21650               FROZEN SANDWICHES                       [***]

[***] CONFIDENTIAL TREATMENT REQUESTED

                    BILLING PLAN MARK-UPS BY UIN DEPARTMENT
                                  EXHIBIT "C"

UIN DEPT.
GROCERY                   UIN DEPARTMENT DESCRIPTION             MARK-UP ON COST
---------                 --------------------------             ---------------
21651                     FZN. FAST FOOD/PIZZA/BURRITO                [***]
21652                     ICE CREAM TAKE HOME                         [***]
21653                     FROZEN NOVELTIES RETAIL                     [***]
21757                     REFRIGERATED                                [***]
21758                     REFRIGERATED JUICE/SHAKES                   [***]
21759                     PACKAGED CHEESE                             [***]
21760                     REFRIGERATED BAKERY                         [***]
21761                     EGGS                                        [***]
21762                     FRESH PRODUCE                               [***]
21865                     FROZEN BEEF                                 [***]
21866                     PROCESSED MEATS                             [***]
21867                     WAFER MEATS                                 [***]
21868                     FRESH BOX BEEF                              [***]
21869                     FRESH POULTRY                               [***]
21870                     FRESH SEAFOOD                               [***]
21871                     DELI MEAT/BULK/PPK/COOLER                   [***]
21872                     DELI CHEESE/BULK/PPK                        [***]
21873                     DELI SALADS/BULK/PPK                        [***]
21874                     FROZEN POTATOES                             [***]
21875                     FROZEN POULTRY                              [***]
21876                     FROZEN PORK                                 [***]
21877                     FRESH SALADS                                [***]
21878                     FRESH BULK VEGETABLES                       [***]
21879                     FRESH BULK FRUITS                           [***]
21880                     PRODUCE PREPACKAGED                         [***]
21881                     FROZEN SEAFOOD                              [***]
                          BOTTLED WATER                               [***]
                          FIREWOOD                                    [***]
                          ICE CHESTS                                  [***]

ADDITIONAL MARK-UPS

CATCHWEIGHT                    [***]
SINGLE-SELL                    [***]


[***] CONFIDENTIAL TREATMENT REQUESTED

                    BILLING PLAN MARK-UPS BY UIN DEPARTMENT
                                   EXHIBIT C

                                                            BILLING
                                                            PLAN %
                                                            MARK-UPS
                                                            --------
UIN
DEPT.                  UIN DEPARTMENT                        SELF
G.M.P.                  DESCRIPTION                         SERVICE
------                 --------------                       --------
32002                  HEALTH CARE                           [***]
32003                  BEAUTY CARE                           [***]
32104                  HAIR ACCSS.                           [***]
32105                  TOYS/GAMES/NOVELTIES                  [***]
32106                  SCHOOLS/OFFICE PRODUCTS               [***]
32018                  SCHOOL PAPER (ALL TYPES)              [***]
32110                  CAPS/HATS                             [***]
32112                  GLOVES                                [***]
32114                  SOFT GOODS                            [***]
32115                  BABY                                  [***]
32116                  HOSIERY                               [***]
32117                  SHOE CARE                             [***]
32118                  SUNGLASSES                            [***]
32120                  MISC. GEN. MERCHANDISE                [***]
32122                  PET SUPPLIES                          [***]
32123                  AUTO ACCESSORIES                      [***]
32124                  HOUSEHOLD                             [***]
32125                  SEWING ACCESSORIES                    [***]
32126                  HARDWARE                              [***]
32127                  ELECTRICAL                            [***]
32128                  LIGHT BULBS                           [***]
32130                  FILM/TAPES/CD's/COMPUTER              [***]
32134                  BATTERIES                             [***]
32138                  DISPOSABLE LIGHTERS                   [***]
32140                  LOGO LIGHTERS                         [***]
32142                  ICE CHESTS                            [***]
32144                  STORE SUPPLIES                        [***]
32146                  CANDY/GMP                             [***]
32148                  MEAT SNACKS                           [***]
32149                  NUTS/SNACKS                           [***]
32150                  TOBACCO SMOKELESS                     [***]
32151                  TOBACCO CHEWING/SMOKING               [***]
32152                  CIGARETTE PAPERS/SMOKING              [***]

[***] CONFIDENTIAL TREATMENT REQUESTED

___________________________________________________________
                    ACCSS.
___________________________________________________________
32153              TOBACCO CIGARS                 [***]
___________________________________________________________
32154              GMP/GRO.PROD.MISC.             [***]
___________________________________________________________



























[***] CONFIDENTIAL TREATMENT REQUESTED